Exhibit 21
CENTURYTEL, INC.
SUBSIDIARIES OF THE REGISTRANT
AS OF JULY 1, 2009

STATE OF
INCORPORATION
SUBSIDIARY	OR FORMATION

Actel, LLC	Delaware
Carolina Telephone and Telegraph Company LLC	North Carolina
Centel Capital Corporation	Delaware
Centel Corporation	Kansas
Centel Directories LLC	Delaware
Centel SPE LLC	Delaware
Centel-Texas, Inc.	Texas
Central Telephone Company	Delaware
Central Telephone Company of Texas	Texas
Central Telephone Company of Virginia	Virginia
Century Marketing Solutions, LLC	Louisiana
CenturyTel Acquisitions, LLC	Louisiana
CenturyTel Arkansas Holdings, Inc.	Arkansas
CenturyTel Broadband Services, LLC	Louisiana
CenturyTel Broadband Wireless, LLC	Louisiana
CenturyTel Fiber Company II, LLC	Louisiana
CenturyTel Holdings Alabama, Inc.	Alabama
CenturyTel Holdings Missouri, Inc.	Missouri
CenturyTel Holdings, Inc.	Louisiana
CenturyTel Investments of Texas, Inc.	Delaware
CenturyTel Investments, LLC	Louisiana
CenturyTel Long Distance, LLC	Louisiana
CenturyTel Midwest - Michigan, Inc.	Michigan
CenturyTel of Adamsville, Inc.	Tennessee
CenturyTel of Alabama, LLC	Louisiana
CenturyTel of Arkansas, Inc.	Arkansas
CenturyTel of Central Arkansas, LLC	Arkansas
CenturyTel of Central Indiana, Inc.	Indiana
CenturyTel of Central Louisiana, LLC	Louisiana
CenturyTel of Central Wisconsin, LLC	Delaware
CenturyTel of Chatham, LLC	Louisiana
CenturyTel of Chester, Inc.	Iowa
CenturyTel of Claiborne, Inc.	Tennessee
CenturyTel of Colorado, Inc.	Colorado
CenturyTel of Cowiche, Inc.	Washington
CenturyTel of Eagle, Inc.	Colorado
CenturyTel of East Louisiana, LLC	Louisiana
CenturyTel of Eastern Oregon, Inc.	Oregon
CenturyTel of Evangeline, LLC	Louisiana
CenturyTel of Fairwater-Brandon-Alto, LLC	Delaware
CenturyTel of Forestville, LLC	Delaware
CenturyTel of Idaho, Inc.	Delaware
CenturyTel of Inter Island, Inc.	Washington
CenturyTel of Lake Dallas, Inc.	Texas
CenturyTel of Larsen-Readfield, LLC	Delaware
CenturyTel of Michigan, Inc.	Michigan
CenturyTel of Minnesota, Inc.	Minnesota
CenturyTel of Missouri, LLC	Louisiana
CenturyTel of Monroe County, LLC	Wisconsin
CenturyTel of Montana, Inc.	Oregon
CenturyTel of Mountain Home, Inc.	Arkansas
CenturyTel of North Louisiana, LLC	Louisiana
CenturyTel of North Mississippi, Inc.	Mississippi
CenturyTel of Northern Michigan, Inc.	Michigan
CenturyTel of Northern Wisconsin, LLC	Delaware
CenturyTel of Northwest Arkansas, LLC	Delaware
CenturyTel of Northwest Louisiana, Inc.	Louisiana
CenturyTel of Northwest Wisconsin, LLC	Delaware
CenturyTel of Odon, Inc.	Indiana
CenturyTel of Ohio, Inc.	Ohio
CenturyTel of Ooltewah-Collegedale, Inc.	Tennessee
CenturyTel of Oregon, Inc.	Oregon
CenturyTel of Port Aransas, Inc.	Texas
CenturyTel of Postville, Inc.	Iowa
CenturyTel of Redfield, Inc.	Arkansas
CenturyTel of Ringgold, LLC	Louisiana
CenturyTel of San Marcos, Inc.	Texas
CenturyTel of South Arkansas, Inc.	Arkansas
CenturyTel of Southeast Louisiana, LLC	Louisiana
CenturyTel of Southern Wisconsin, LLC	Louisiana
CenturyTel of Southwest Louisiana, LLC	Louisiana
CenturyTel of the Gem State, Inc.	Idaho
CenturyTel of the Midwest-Kendall, LLC	Delaware
CenturyTel of the Midwest-Wisconsin, LLC	Delaware
CenturyTel of the Northwest, Inc.	Washington
CenturyTel of the Southwest, Inc.	New Mexico
CenturyTel of Upper Michigan, Inc.	Michigan
CenturyTel of Washington, Inc.	Washington
CenturyTel of Wisconsin, LLC	Louisiana
CenturyTel of Wyoming, Inc.	Wyoming
CenturyTel Security Systems Holding Company, LLC	Louisiana
CenturyTel Service Group, LLC	Louisiana
CenturyTel Solutions, LLC	Louisiana
CenturyTel Supply Group, Inc.	Louisiana
CenturyTel TeleVideo, Inc.	Louisiana
CenturyTel/Teleview of Wisconsin, Inc.	Wisconsin
Coastal Long Distance Services, LLC	Georgia
Coastal Utilities, Inc.	Georgia
Embarq Capital Corporation	Delaware
Embarq Communications of Virginia, Inc.	Virginia
Embarq Communications, Inc.	Delaware
Embarq Corporation	Delaware
Embarq Directory Trademark Company, LLC	Delaware
Embarq Florida, Inc.	Florida
Embarq Holdings Company LLC	Delaware
Embarq Interactive Holdings LLC	Delaware
Embarq Interactive Markets LLC	Delaware
Embarq Management Company	Delaware
Embarq Mid-Atlantic Management Services Company	North Carolina
Embarq Midwest Management Services Company	Kansas
Embarq Minnesota, Inc.	Minnesota
Embarq Missouri, Inc.	Missouri
Embarq Network Company LLC	Delaware
Embarq Payphone Services, Inc.	Florida
Embarq Risk (Bermuda) Limited	Bermuda
Embarq Solutions, Inc.	Delaware
Embarq, Inc.	Kansas
EQ Central Texas Equipment LLC	Texas
EQ Equipment Leasing, Inc.	Delaware
EQ Management Equipment LP	Nevada
EQ United Texas Equipment LLC	Texas
Gallatin River Communications, LLC	Delaware
Gulf Communications, LLC	Delaware
Gulf Long Distance, LLC	Alabama
Gulf Telephone Company	Alabama
Madison River Communications Corp.	Delaware
Madison River Communications, LLC	Delaware
Madison River Long Distance Solutions, LLC	Delaware
Mebtel Long Distance Solutions, LLC	North Carolina
Mebtel, Inc.	North Carolina
NOCUTS, Inc.	Pennsylvania
Perry Protection Services, Inc.	Florida
SC Eight Company	Kansas
SC Five Company	Kansas
SC Four Company	Kansas
SC One Company	Kansas
SC Seven Company	Kansas
SC Six Company	Kansas
SC Three Company	Kansas
SC Two Company	Kansas
Spectra Communications Group, LLC	Delaware
Telcon, Inc.	Texas
Telephone USA of Wisconsin, LLC	Delaware
The Winter Park Telephone Company	Florida
United Telephone Company of Eastern Kansas	Delaware
United Telephone Company of Florida	Florida
United Telephone Company of Indiana, Inc.	Indiana
United Telephone Company of Kansas	Kansas
United Telephone Company of New Jersey, Inc.	New Jersey
United Telephone Company of Ohio	Ohio
United Telephone Company of Pennsylvania LLC, The	Pennsylvania
United Telephone Company of Southcentral Kansas	Arkansas
United Telephone Company of Texas, Inc.	Texas
United Telephone Company of the Carolinas LLC	South Carolina
United Telephone Company of the Northwest	Oregon
United Telephone Company of the West	Delaware
United Telephone Southeast LLC	Virginia
United Teleservices, Inc.	Kansas
Valley Network Partnership	Virginia
Vista-United Telecommunications	Florida

Certain of the Company's smaller subsidiaries have been intentionally omitted from this exhibit pursuant to rules and regulations of the Securities and Exchange Commission.